Organization and Operations	12 Months Ended
Dec. 31, 2017
Organization and Operations

1. ORGANIZATION AND OPERATIONS

Silicon Motion Technology Corporation (“SMTC”, collectively with its subsidiaries the “Company”) is the global leader in supplying NAND flash controllers for solid state storage devices and the merchant leader in supplying SSD controllers. The Company has the broadest portfolio of controller technologies and solutions and ship over 750 million NAND controllers annually, more than any other company in the world. The Company’s controllers are widely used in embedded storage products such as SSDs and eMMCs which are found in smartphones, PCs and industrial and commercial applications. The Company also supply specialized high-performance hyperscale datacenter and industrial SSD solutions. The Company’s customers include most of the NAND flash vendors, storage device module makers and leading OEMs.

The Company acquired SMI Taiwan in April 2005. Originally SMI Taiwan was known as Feiya Technology Corporation (“Feiya”), a Taiwan corporation which was incorporated in April 1997 but had changed its name to SMI Taiwan after acquiring in August 2002 Silicon Motion, Inc., a California corporation (“SMI USA”), which was incorporated in November 1995. Feiya was originally a flash memory products company and SMI USA a graphics processor company. In April 2007, the Company acquired FCI, a leading designer of RF ICs for mobile TV and wireless communications based in South Korea. In July 2015, the Company acquired Shanghai Baocun Information Technology Co., Ltd. (“Shannon Systems”), China’s leading enterprise-class PCIe SSD company based in Shanghai, China. In July 2017, the Company acquired Bigtera, a software defined storage company.